Exhibit 99.2

Capitalized terms used herein that are not defined have meanings set forth in Exhibit 99.1 to Wolverine World Wide, Inc.’s Current Report on Form 8-K filed on September 24, 2012.

Risk factors

Risks related to our business

Changes in general economic conditions and other factors affecting consumer spending could adversely affect our sales, operating results or financial position.

Our global operations depend on factors affecting consumer disposable income and spending patterns. These factors include general economic conditions, employment rates, business conditions, interest rates and tax policy in each of the markets and regions in which we operate. Customers may defer or cancel purchases of our products due to uncertainty about global economic conditions. Consumer confidence may decline due to recessionary economic cycles, high interest rates on consumer or business borrowings, restricted credit availability, inflation, high levels of unemployment or consumer debt, high tax rates or other economic factors. For example, the challenging economic environment in Europe has adversely impacted our results of operations in this fiscal year and we expect the adverse economic environment will continue to affect our sales and earnings across that region in the near future as the result of austerity measures imposed by certain governments and higher levels of unemployment, as well as a general loss of consumer confidence. Declining consumer confidence could adversely affect demand for our products. Changes in the amount or severity of bad weather and the growth or decline of global footwear, apparel or consumer-direct markets could negatively affect consumer spending. A decline in demand for our products could reduce our revenues or profit margins.

General economic conditions and other factors such as those listed above may increase our cost of sales and operating expenses. Our profitability is also dependent on the prices of commodities, such as cotton, rubber and petroleum, used to make and transport our products, as well as the prices of labor, insurance and health care, all of which may be affected by general economic conditions.

We operate in competitive industries and markets.

We compete with a large number of marketers of footwear or apparel, and consumer-direct companies. Some of these competitors are larger than we are and have greater resources than we have. Important elements of such competition are product performance and quality, including technological improvements, product identity, competitive pricing and the ability to adapt to style changes. Consumer preferences and, as a result, the popularity of particular designs and categories of footwear and apparel, generally change over time. We strive to maintain and improve our competitive position by monitoring and responding to changes in consumer preferences, increasing brand awareness, gaining sourcing efficiencies, and enhancing the style, comfort and perceived value of our products. Our continued ability to sell our products at competitive prices and to meet shifts in consumer preferences will affect our future sales. If we are unable to respond effectively to competitive pressures and changes in consumer spending, our results of operations and financial position may be adversely affected.

Many of our competitors have more developed consumer and customer bases, are able to sell their products at lower prices, or have greater financial, technical or marketing resources than we have, particularly our competitors in the apparel and consumer-direct businesses. Our competitors may own more recognized brands; implement more effective marketing campaigns; adopt more aggressive pricing policies; make more attractive offers to potential employees, distribution partners and manufacturers; or respond more quickly to changes in consumer preferences. Our results of operations and financial position could be adversely affected if our businesses are not successful.

Our operating results could be adversely affected if we are unable to maintain our brands’ images or adjust to changing footwear and apparel trends.

Our success depends in part on our brands’ images. If we are unable to timely and appropriately respond to changing consumer preferences and evolving footwear and apparel trends, the names and images of our brands may be impaired. If we fail to react appropriately to changes in consumer preferences, consumers may consider our brands’ images to be outdated or associate our brands with styles that are no longer popular. Such failures could result in substantial unsold inventory and adversely affect our operating results.

Our operating results depend on effectively managing inventory levels.

Our ability to manage our inventories effectively is an important factor in our operations. Inventory shortages can impede our ability to meet demand, adversely affect the timing of shipments to customers, and, consequently, diminish brand loyalty and decrease sales. Conversely, excess inventories can result in lower gross margins if we lower prices in order to liquidate excess inventories. In addition, inventory may become obsolete as a result of changes in consumer preferences or otherwise. Our business, results of operations and financial position could be adversely affected if we are unable to effectively manage our inventory.

Increases or changes in duties, quotas, tariffs and other trade restrictions could adversely impact our sales and profitability.

All of our products manufactured overseas and imported into the United States, the European Union and other countries are subject to customs duties collected by customs authorities. The customs information we submit is routinely subject to review by customs authorities. Additional U.S. or foreign customs duties, quotas, tariffs, anti-dumping duties, safeguard measures, cargo restrictions to prevent terrorism or other trade restrictions may be imposed on the importation of our products in the future. The imposition of such costs or restrictions in foreign countries where we operate, as well as in countries where our third-party distributors and licensees operate, could result in increases in the cost of our products generally and could adversely affect our sales and profitability.

Foreign currency exchange rate fluctuations could adversely impact our business.

Foreign currency fluctuations affect our reported revenue and profitability. Since changes in currency exchange rates may impact our financial results positively or negatively in one period and not another, which may make it difficult to compare our operating results from different periods. Currency exchange rate fluctuations may also adversely impact third parties who manufacture our products by making their costs of raw materials or other production costs more expensive and more difficult to finance, thereby raising prices for us, our distributors and our licensees. Our hedging strategy may not be effective in reducing all risks, and no hedging strategy can completely insulate us from foreign exchange risk. We do not hedge foreign currency translation rate changes.

Significant supplier capacity constraints, supplier production disruptions, supplier quality issues or price increases could increase our operating costs and adversely impact our business.

We currently source most of our products from third-party manufacturers in foreign countries, predominantly China. As is common in the industry, we do not have long-term contracts with our third-party suppliers. There can be no assurance that we will not experience difficulties with such suppliers, including reductions in the availability of production capacity, failures to meet production deadlines or increases in manufacturing costs. Our future results will depend partly on our ability to maintain positive working relationships with third-party suppliers.

Foreign manufacturing is subject to a number of risks, including work stoppages, transportation delays and interruptions, political instability, foreign currency fluctuations, changing economic conditions, expropriation, nationalization, the imposition of tariffs, import and export controls and other non-tariff barriers and changes in governmental policies. Various factors could significantly interfere with our ability to source our products, including adverse developments in trade or political relations with China or other countries where we source our products, or a shift in China’s manufacturing capacity away from footwear and apparel to other industries. Any of these events could have an adverse effect on our business, results of operations and financial position and, in particular, on our ability to meet customer demands and produce our products in a cost-effective manner.

The cost of raw materials and services could adversely affect our results of operations.

Our ability to competitively price our products depends on the cost of components, services, labor, equipment and raw materials, including leather and materials used in the production of footwear outsoles. The cost of services and materials is subject to change based on availability and market conditions that are difficult to predict. Various conditions, such as diseases affecting the availability of leather, affect the cost of the footwear marketed by us. In addition, fuel prices and numerous other factors, such as the possibility of service interruptions at shipping and receiving ports, affect our shipping costs. Increases in cost for services and materials used in production could have a negative impact on our results of operations and financial position.

We purchase raw pigskins for our leathers operations from a single domestic source pursuant to short-term contracts. If this source fails to continue to supply us with raw pigskin or supplies us with raw pigskin on less favorable terms, our cost of raw materials for our leathers operations could increase and, as a result, have a negative impact on our results of operations and financial position.

Labor disruptions could adversely affect our business.

Our business depends on our ability to source and distribute products in a timely manner. Labor disputes at or that affect independent factories where our goods are produced, shipping ports, tanneries, transportation carriers, retail stores or distribution centers create significant risks for our business, particularly if these disputes result in work slowdowns, lockouts, strikes or other disruptions during our peak manufacturing and importing seasons. Any labor dispute may have a material adverse effect on our business, potentially resulting in cancelled orders by customers, unanticipated inventory accumulation and may negatively impact our results of operations and financial position.

A significant reduction in customer purchases of our products or failure of customers to pay for our products in a timely manner could adversely affect our business.

Our financial success is directly related to our customers continuing to purchase our products. We do not typically have long-term contracts with our customers. Sales to our customers are generally on an order-by-order basis and are subject to rights of cancellation and rescheduling by the customers. Failure to fill customers’ orders in a timely manner could harm our relationships with our customers. Furthermore, if any of our major customers experience a significant downturn in their business, or fail to remain committed to our products or brands, they may reduce or discontinue purchases from us, which could have an adverse effect on our results of operations and financial position.

We sell our products to customers and extend credit based on an evaluation of each customer’s financial condition. The financial difficulties of a customer could cause us to stop doing business with that customer or reduce our business with that customer. Our inability to collect from our customers or a cessation or reduction of sales to certain customers because of credit concerns could have an adverse effect on our business, results of operations and financial position.

The general trend toward consolidation in retail and specialty retail could lead to fewer customers, customers seeking more favorable price, payment or other terms from us and a decrease in the number of stores that carry our products. In addition, changes in the channels of distribution, such as the continued growth of Internet commerce and the trend toward the sale of private label products by major retailers, could have an adverse effect on our results of operations and financial position.

We have been awarded a number of U.S. Department of Defense contracts that include future purchase options for Bates® footwear. Failure by the Department of Defense to exercise these purchase options or our failure to secure future U.S. Department of Defense contracts could have an adverse effect on our results of operations and financial position.

Seasonality and weather conditions affect our business.

We market and sell footwear and apparel suited for particular seasons, such as sandals in the summer season and boots in the winter season. If the weather conditions for a particular season vary significantly from those typical for the season, such as an unusually cold summer or an unusually warm winter, consumer demand for seasonally-appropriate merchandise could be adversely affected. Lower demand for seasonally-appropriate merchandise may result in excess inventory of seasonally-appropriate products, forcing us to sell these products at significantly discounted prices, which would adversely affect our results of operations. Conversely, if weather conditions permit us to sell seasonal products early in the season, this may reduce inventory levels needed to meet customers’ needs later in that same season. Consequently, our results of operations are highly dependent on somewhat predictable weather conditions and our ability to react to changes in weather conditions.

Changes in the credit markets could adversely affect our financial success.

Changes in the credit markets could adversely impact our future results of operations and financial position. If our third-party distributors, suppliers and retailers are not able to obtain financing on favorable terms, or at all, they may delay or cancel orders for our products, or fail to meet their obligations to us in a timely manner, either of which could adversely impact our sales, cash flow and operating results. In addition, the lack of available credit and/or the increased cost of credit may significantly impair our ability to obtain additional credit to finance future expansion plans, or refinance existing credit, on favorable terms, or at all.

Unfavorable findings resulting from a government audit could subject us to a variety of penalties and sanctions, and could negatively impact our future revenues.

The federal government has the right to audit our performance under its government contracts. If a government audit discovers improper or illegal activities, we could be subject to civil and criminal penalties and administrative sanctions, including termination of contracts, forfeiture of profits, suspension of payments, fines, and suspension or debarment from doing business with U.S. federal government agencies. We could also suffer serious harm to our reputation if the government alleges that we acted in an improper or illegal manner, whether or not any such allegations have merit. If, as the result of an audit or for any other reason, we are suspended or barred from contracting with the federal government generally, or any specific agency, if our reputation or relationship with government agencies is impaired, or if the government otherwise ceases doing business with us or significantly decreases the amount of business it does with us, our revenue and profitability would decrease. We are also subject to customs and other audits in various jurisdictions where we operate. Negative audit findings could have an adverse effect on our results of operations and financial position.

An increase in our effective tax rate or negative determinations by domestic or foreign tax authorities could have a material adverse effect on our results of operations and financial position.

A significant amount of our earnings are generated by our Canadian, European and Asia Pacific subsidiaries and, to a lesser extent, in jurisdictions that are not subject to income tax and free trade zones where we own manufacturing operations. As a result, our income tax expense has historically differed from the tax computed at the U.S. federal statutory income tax rate due to discrete items and because we do not provide for U.S. taxes on earnings we consider to be permanently reinvested in foreign operations. Our future effective tax rates could be unfavorably affected by a number of factors including: changes in the tax rates in jurisdictions in which we generate income; changes in, or in the interpretation of, tax rules and regulations in the jurisdictions in which we do business; decreases in the amount of earnings in countries with low statutory tax rates; or if we repatriate foreign earnings for which no provision for U.S. taxes has previously been made. An increase in our effective tax rate could have a material adverse effect on our after-tax results of operations and financial position.

In addition, our income tax returns are subject to examination by the Internal Revenue Service and other domestic and foreign tax authorities. We regularly assess the likelihood of outcomes resulting from these examinations to determine the adequacy of our provision for income taxes, and we establish reserves for potential adjustments that may result from these examinations. While we believe the estimates used to establish these reserves are reasonable, there can be no assurance that the final determination of any of these examinations will not have an adverse effect on our results of operations and financial position.

Failure of our international licensees and distributors to meet sales goals or to make timely payments on amounts owed to us could adversely affect our financial performance.

In many international markets, independent licensees or distributors sell our products. Failure by our licensees or distributors to meet planned annual sales goals or to make timely payments on amounts owed to us could have an adverse effect on our business, results of operations and financial position, and it may be difficult and costly to locate an acceptable substitute distributor or licensee. If a change in licensee or distributor becomes necessary, we may experience increased costs, as well as substantial disruption and a resulting loss of sales and brand equity in the market where such licensee or distributor operates.

Our reputation and competitive position are dependent on our third-party manufacturers, distributors, licensees and others complying with applicable laws and our ethical standards.

We require our independent contract manufacturers, distributors, licensees and others with which we do business to comply with our ethical standards and applicable laws relating to working conditions and other matters. If a party with whom we do business is found to have violated our ethical standards or applicable laws, we could receive negative publicity that could damage our reputation and negatively affect the value of our brands.

In addition, we rely on our licensees to help preserve the value of our brands. Although we attempt to protect our brands through approval rights over design, production processes, quality, packaging, merchandising, distribution, advertising and promotion of our licensed products, we cannot completely control the use by our licensees of our licensed brands. The misuse of a brand by a licensee could adversely affect the value of such brand.

Global political and economic uncertainty could adversely impact our business.

Concerns regarding acts of terrorism and regional and international conflicts have created significant global economic and political uncertainties that may have material and adverse effects on consumer demand, acceptance of U.S. brands in international markets, foreign sourcing of products, shipping and transportation, product imports and exports and the sale of products in foreign markets, any of which could adversely affect our ability to source, manufacture, distribute and sell our products. We are subject to risks related to doing business in developing countries and economically volatile areas. These risks include social, political and economic instability; nationalization of our, or our distributors’ and licensees’, assets and operations by local government authorities; slower payment of invoices; and restrictions on our ability to repatriate foreign currency or receive payment of amounts owed by third-party distributors and licensees. In addition, commercial laws in these areas may not be well developed or consistently administered, and new laws may be retroactively applied. Any of these risks could have an adverse impact on our prospects and results of operations in these areas.

Concerns regarding the European debt crisis, market perceptions and euro instability could adversely affect our business, results of operations and financing.

Concerns persist regarding the debt burden of certain countries in the Eurozone, in particular Greece, Italy, Ireland, Portugal and Spain, and their ability to meet future financial obligations, as well as the overall stability of the euro and the suitability of the euro as a single currency given the diverse economic and political circumstances in individual Eurozone countries. These concerns could lead to the re-introduction of individual currencies in one or more Eurozone countries, or, in more extreme circumstances, the possible dissolution of the euro as a currency. Should the euro be dissolved, the legal and contractual consequences for holders of euro-denominated obligations would be determined by laws in effect at that time. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of our euro-denominated assets and obligations. In addition, concerns over the effect of this financial crisis on financial institutions in Europe and elsewhere could have an adverse impact on the capital markets generally, and more specifically on the ability of our customers, suppliers and lenders to finance their respective businesses.

If we are unsuccessful in establishing and protecting our intellectual property, the value of our brands could be adversely affected.

We invest significant resources to develop and protect our intellectual property, and we believe that our trademarks and other intellectual property rights are important to our future success. Our ability to remain competitive is dependent upon our continued ability to secure and protect trademarks, patents and other intellectual property rights in the United States and internationally for all of our lines of business. We rely on a combination of trade secret, patent, trademark, copyright and other laws, license agreements and other contractual provisions and technical measures to protect our intellectual property rights; however, some countries’ laws do not protect intellectual property rights to the same extent as do U.S. laws. Our business could be significantly harmed if we are not able to protect our intellectual property, or if a court found that we were infringing on other persons’ intellectual property rights. Any intellectual property lawsuits or threatened lawsuits in which we are involved, either as a plaintiff or as a defendant, could cost us a significant amount of time and money and distract management’s attention from operating our business. In addition, if we do not prevail on any intellectual property claims, then we may have to change our manufacturing processes, products or trade names, any of which could reduce our profitability.

In addition, some of our branded footwear operations are operated pursuant to licensing agreements with third-party trademark owners. These agreements are subject to early termination for breach. Expiration or early termination of any of these license agreements by the licensor could have a material adverse effect on our business, results of operations and financial position.

We periodically discover products that are counterfeit reproductions of our products or that we believe otherwise infringe on our intellectual property rights. We have not always been able to stop production and sales of counterfeit products and infringement of our intellectual property rights. The actions we take to establish and protect trademarks, patents and other intellectual property rights both inside and outside of the United States may not be adequate to prevent imitation of our products by others. Continued sales of products that infringe our intellectual property rights could adversely affect our sales, devalue our brands and result in the shift of consumer preference away from our products.

Our inability to attract and retain executive managers and other key employees, or the loss of one or more executive managers or other key employees, could adversely affect our business.

We depend on our executive management and other key employees. In the footwear, apparel and consumer-direct industries, competition for key executive talent is intense, and our failure to identify, attract or retain executive managers or other key employees could adversely affect our business. We must offer and maintain competitive compensation packages to effectively recruit and retain such individuals. Further, the loss of one or more executive managers or other key employees, or our failure to successfully implement succession planning, could adversely affect us, our results of operations or financial position.

Inflationary pressures and other pressures may lead to higher employment and pension costs for us.

General inflationary pressures, changes in employment laws and regulations, and other factors could increase our overall employment costs. Our employment costs include costs relating to health care benefits and benefits under our retirement plans, including a U.S.-based defined benefit plan. The annual cost of benefits can vary significantly depending on a number of factors, including changes in the assumed or actual rate of return on pension plan assets, a change in the discount rate used to determine the annual service cost related to the defined benefit plans, a change in method or timing of meeting pension funding obligations and the rate of health care cost inflation. Increases in our overall employment and pension costs could have an adverse effect on our business, results of operations and financial position.

Disruption of our information technology systems could adversely affect our business.

Our information technology systems are critical to the operations of our business. Any interruption, unauthorized access, impairment or loss of data integrity or malfunction of these systems could severely impact our business, including as a result of delays in product fulfillment and reduced efficiency in operations. In addition, costs and potential problems and interruptions associated with the implementation of new or upgraded systems, or with maintenance or adequate support of existing systems, could disrupt or reduce the efficiency of our operations.

If we encounter problems affecting our distribution system, our ability to deliver our products to the market could be adversely affected.

We rely on owned or independently operated distribution facilities to warehouse and ship products to our customers. Our distribution system includes computer-controlled and automated equipment, which may be subject to a number of risks related to security or computer viruses, the proper operation of software and hardware, power interruptions or other system failures. Because substantially all of our products are distributed from a relatively small number of locations, our operations could also be interrupted by earthquakes, floods, fires or other natural disasters near our distribution centers. We maintain business interruption insurance, but it may not adequately protect us from the adverse effects that could be caused by significant disruptions affecting our distribution facilities, such as the long-term loss of customers or an erosion of brand image. In addition, our distribution capacity is dependent on the timely performance of services by third parties, including the transportation of products to and from our distribution facilities. If we encounter problems affecting our distribution system, our ability to meet customer expectations, manage inventory, complete sales and achieve operating efficiencies could be materially adversely affected.

Failure to maintain the security of personally identifiable and other information of our customers and employees could negatively impact our business.

In connection with our business, we collect and retain significant volumes of certain types of personally identifiable and other information pertaining to our customers and employees. Theft, loss, fraudulent use or misuse of customer, employee or our other data as a result of cybercrime or otherwise could adversely impact our reputation and could result in significant costs, fines, litigation or regulatory action against us.

We face risks associated with our growth strategy and acquiring businesses.

We have expanded our products and markets in part through strategic acquisitions, and we may continue to do so in the future, depending on our ability to identify and successfully pursue suitable acquisition candidates. Acquisitions, including the Acquisition of the PLG Business, involve numerous risks, including risks inherent in entering new markets in which we may not have prior experience; potential loss of significant customers or key personnel of the acquired business; managing geographically-remote operations; and potential diversion of management’s attention from other aspects of our business operations. Acquisitions may also cause us to incur debt or result in dilutive issuances of our equity securities, write-offs of goodwill and substantial amortization expenses associated with other intangible assets. We may not be able to obtain financing that may be necessary to finance future acquisitions, on favorable terms, making any such acquisitions more expensive. Any such financing may have onerous terms that restrict our operations. We cannot provide assurance that we will be able to successfully integrate the operations of any acquired businesses into our operations and achieve the expected benefits of any acquisitions. The failure to successfully integrate newly acquired businesses or achieve the expected benefits of strategic acquisitions in the future could have an adverse effect on our results of operations and financial position. We may not consummate a potential acquisition for a variety of reasons, but we may nonetheless incur material costs in the preliminary stages of such an acquisition that we cannot recover.

Maintenance and growth of our business depends upon the availability of adequate capital.

The maintenance and growth of our business depends on the availability of adequate capital, which in turn depends in large part on cash flow generated by our business and the availability of equity and debt financing. We cannot provide assurance that our operations will generate positive cash flow or that we will be able to obtain equity or debt financing on acceptable terms or at all. Further, we cannot provide assurance that we will be able to finance any expansion plans.

Expanding our brands into new markets and expanding our owned consumer-direct operations may be difficult and costly, and unsuccessful efforts to do so may adversely affect our brands and business.

As part of our growth strategy, we seek to enhance the positioning of our brands, to extend our brands into complementary product categories, to expand geographically, and to expand our owned consumer-direct operations. There can be no assurance that we will be able to successfully implement any or all of these growth strategies, which could have an adverse effect on our results of operations and financial position.

Part of the future growth of our owned consumer-direct operations is significantly dependent on our ability to operate stores in desirable locations at reasonable lease costs. We cannot be sure as to when or whether such desirable locations will become available at reasonable costs. Further, if we are unable to renew or replace our existing store leases or enter into leases for new stores at attractive locations on favorable terms, or if we violate any of the terms of our current leases, our growth and profitability could be harmed.

Changes in government regulation may increase our costs of compliance, and failure to comply with government regulations or other standards may adversely affect our brands and business.

Our business is affected by changes in government and regulatory policies in the United States and in foreign jurisdictions. New requirements relating to product safety and testing and new environmental requirements, as well as changes in tax laws, duties, tariffs and quotas, could have a negative impact on our ability to produce and market footwear at competitive prices.

Failure to comply with such regulations, as well as with ethical, social, product, labor and environmental standards, could also jeopardize our reputation and potentially lead to various adverse consumer actions, including boycotts. Any negative publicity about these types of concerns may reduce demand for our merchandise. Damage to our reputation or loss of consumer confidence for any of these or other reasons could adversely affect our results of operations, as well as require additional resources to rebuild our reputation.

Our operations are subject to environmental and workplace safety laws and regulations, and costs or claims related to these requirements could adversely affect our business.

Our operations are subject to various federal, state and local laws and regulations relating to the protection of the environment, including those governing the discharge of pollutants into the air, soil and water, the management and disposal of solid and hazardous materials and wastes, employee exposure to hazards in the workplace, and the investigation and remediation of contamination resulting from releases of hazardous materials. Failure to comply with legal requirements could result in, among other things, revocation of required licenses, administrative enforcement actions, fines and civil and criminal liability. We may incur investigation, remediation or other costs related to releases of hazardous materials or other environmental conditions at our currently or formerly owned or operated properties, regardless of whether such environmental conditions were created by us or a third party, such as a prior owner or tenant. We have incurred, and continue to incur, costs to address soil and groundwater contamination at some locations. If such issues become more expensive to address, or if new issues arise, they could increase our expenses, generate negative publicity, or otherwise adversely affect us.

The disruption, expense and potential liability associated with existing and future litigation against us could adversely affect our reputation, financial position or results of operations.

We are a defendant from time to time in lawsuits and regulatory actions relating to our business. Due to the inherent uncertainties of litigation and regulatory proceedings, we cannot accurately predict the ultimate outcome of any such proceedings. An unfavorable outcome could have an adverse impact on our business, financial position and results of operations. In addition, regardless of the outcome of any litigation or regulatory proceedings, such proceedings are expensive and may require that we devote substantial resources and executive time to the defense of such proceedings.